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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 15, 2001



                            FIRST INDIANA CORPORATION
             (Exact name of registrant as specified in its charter)


           Indiana                     0-14354                35-1692825
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  (State or jurisdiction of          (Commission            (IRS Employer
incorporation or organization)       File Number)        Identification No.)


   135 N. Pennsylvania Street, Suite 2800
           Indianapolis, Indiana                                  46204
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  (Address of principal executive offices)                      (Zip Code)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (317) 269-1200


                                 Not applicable
          (Former name or former address, if changed since last report)

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Item 5.  Other Events and Regulation FD Disclosure

         On October 15, 2001, First Indiana Corporation (First Indiana) announced earnings and other financial data at and for the three and nine month periods ended September 30, 2001.

         Pursuant to General Instruction F to Form 8-K, the press release issued October 15, 2001 concerning this financial data is incorporated herein by reference and is attached hereto as Exhibit 20.


Item 7.  Financial Statements and Exhibits

         (c) Exhibits

         Exhibit No.     Exhibit
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              20         Press Release dated October 15, 2001




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                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                  FIRST INDIANA CORPORATION




Date: October 16, 2001     By:                /s/ Owen B. Melton, Jr.
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                                                  Owen B. Melton, Jr.
                                                  President